Exhibit 10.24.1

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

OVERRIDING ROYALTY INTEREST DEED

THE STATE OF TEXAS           ~

                                                                                      KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF FREESTONE  ~

Date:

               July 20, 2006

Effective Date:

                July 26, 2006

Grantor:

               WENTWORTH ENERGY, INC., an Oklahoma corporation, acting by and through its duly authorized officer, undersigned

Grantor's Mailing Address:

                115 West 7th Street, Suite #1415, Fort Worth,

                Tarrant County, Texas 76102

Grantee:

            GEORGE BARNES, JOANN BARNES, H.E. (BUSTER) BARNES and LeDEENA SMITTH, as to an undivided 1/4 interest in the overriding      royalty interest described below

Grantees' Mailing Address:

            1006 Anderson County Road 2212, Palestine,

            Anderson County, Texas 75803

Consideration:

Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly confessed and recognized by Grantor.

Property:

A two (2.00%) percent overriding royalty interest of Grantor's mineral interest, in all the oil, gas, and constituent elements including cashinghead gas produced from wells drilled by WENTWORTH ENERGY, INC. as well as from any well or wells drilled for or in which WENTWORTH ENERGY, INC. participates (whether by farmout, farm-in, lease, assignment or otherwise), as may be located on those certain properties described in Exhibit A., attached hereto and fully incorporated herein.  Such grant shall only apply to production as described herein, from wells drilled and developed subsequent to the date of this conveyance, and shall not include any well on the subject properties that may be in production as of the date of this conveyance.

When the context requires, singular nouns and pronouns include the plural.  This instrument shall be deemed to be effective upon its recording in the office of the county clerk.

            EXECUTED this           day of June, 2006.

                                                                                    WENTWORTH ENERGY, INC.

                                                                        By:                                                                       JOHN PUNZO,

                                                                                    Its Chief Executive Officer

THE STATE OF TEXAS           ~

COUNTY OF ANDERSON        ~

            This instrument was acknowledged before me on the 20 day of June, 2006, by John Punzo, in the capacity stated, on behalf of Wentworth Energy, Inc.

                                                                                                                                                            Notary Public in and for the State of Texas

After recording, please return to:

JACKSON HANKS, P.C.

Post Office Box 2458

Palestine, Texas  75802

EXHIBIT A.

MINERAL INTERESTS

FREESTONE COUNTY, TEXAS

1-27.    An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 102.22 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Quincy Henry, et ux in instrument dated 12-18-1943 of record in Volume 173 at Page 287, Deed Records of Freestone County, Texas.

2-28.    An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 134.83 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Eli Vernon in instrument dated 12-18-1943 of record in Volume 176 at Page 500, Deed Records of Freestone County, Texas.

3-29.    An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 146.94 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to C. C. Servance in instrument dated 01-27-1945 of record in Volume 175 at Page 373, Deed Records of Freestone County, Texas.

4-30.    An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 115.46 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Daniel C. Hutcherson in instrument dated 01-23-1946 of record in Volume 182 at Page 515, Deed Records of Freestone County, Texas.

5-31.    An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 107.63 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Charlie Vernon in instrument dated 12-30-1946 of record in Volume 193 at Page 105, Deed Records of Freestone County, Texas.

6-32.    An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 110 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Willis McDonald in instrument dated 11-01-1947 of record in Volume 198 at Page 201, Deed Records of Freestone County, Texas.

7-33.    An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 191.67 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Dan Tippen in instrument dated 11-25-1946 of record in Volume 190 at Page 622, Deed Records of Freestone County, Texas.

8-34.    An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 51.54 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to J. A. DeFrance in instrument dated 12-18-1943 of record in Volume 167 at Page 44, Deed Records of Freestone County, Texas.

9-35.    All oil, gas, coal, lignite and other minerals in and under a 455.73 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being part of Tract 2 containing 1,165.65 acres conveyed by Mercantile Trust Company, et al to TEXLAN, INC. in instrument dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas.

10-36.  All oil, gas, coal, lignite and other minerals in and under a 113.95 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being part of Tract 2 containing 1,165.65 acres conveyed by Mercantile Trust Company, et al to TEXLAN, INC. in instrument dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas.

11-37.  All oil, gas, coal, lignite and other minerals in and under a 564.50 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being part of the lands conveyed by Mercantile Trust Company, et al to TEXLAN, INC. in instrument dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas.  Said premises was subsequently conveyed to H. J. Harding in instrument dated 12-29-1953 of record in Volume 279 at Page 54, Deed Records of Freestone County, Texas.

12-38.  An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 579.38 acre tract of land located on the J. Y. Aguilera Grant, A-2, in

            Freestone County, Texas conveyed by the P. D. C. Ball Estate to Billye Fay Tyus in instrument dated 11-27-1944 of record in Volume 174 at Page 538,

            Deed Records of Freestone County, Texas.

13-39.    An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 214.27 acre tract of land located on the J. Y. Aguilera Grant, A-2, in

              Freestone County, Texas conveyed by the P. D. C. Ball Estate to W. A. Tyus in instrument dated 07-10-1940 of record in Volume 158 at Page 571,

              Deed Records of Freestone County, Texas.

14-40.    An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 75.90 acre tract of land located on the J. Y. Aguilera Grant, A-2, in

              Freestone County, Texas conveyed by the P. D. C. Ball Estate to J. R. DeFrance in instrument dated 10-26-1942 of record in Volume 167 at Page 48,

              Deed Records of Freestone County, Texas.

15-41.  An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 79.50 acre tract of land located on the J. Y. Aguilera Grant, A-2, in

             Freestone County, Texas conveyed by the P. D. C. Ball Estate to Roy De France in instrument dated 10-26-1942 of record in Volume 167 at Page 46, Deed Records of Freestone County, Texas.

16-42.  An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 36 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Judge Love, et ux in instrument dated 07-10-1940 of record in Volume 159 at Page 62, Deed Records of Freestone County, Texas.

17-43.  An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 121 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Rankin Gilpin in instrument dated 05-19-1942 of record in Volume 164 at Page 288, Deed Records of Freestone County, Texas.

18-44.  An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 40.57 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Alex Marshall in instrument dated 01-20-1943 of record in Volume 166 at Page 267, Deed Records of Freestone County, Texas.

19-45.  All the oil, gas, coal, lignite and other minerals in and under a 649.796 acre tract of land located on the J. Y. Aguilera Grant, A-2, (308.936 acres) and on the M. Rionda Grant, A-25 (340.86 acres) in Freestone County, Texas conveyed by the P. D. C. Ball Estate to W. L. Tyus, et ux in instrument dated 11-27-1944 of record in Volume 174 at Page 538, Deed Records of Freestone County, Texas.

20-46.  All the oil, gas, coal, lignite and other minerals in and under a 3,040.27 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas , being described as Sixth Tract described in deed from Mercantile Trust Company, et al to TEXLAN, Inc. dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas and being the same land described as Second Tract in an Oil, Gas and Mineral Lease executed by Frank E. Nulsen, et al to Eugene T. Etter dated 06-25-1957 of record in Volume 277 at Page 411, Deed Records of Freestone County, Texas.  Out of this tract 323.0 acres is a part of the EXXON - BARNEY L. CROUCH GAS UNIT #1; said 323.0 acres being described in a certain 694.23 acre Unit Designation dated 02-27-1984 executed by Exxon Corporation of record in Volume 659 at Page 805, Deed Records of Freestone County, Texas.

21-47.  All the oil, gas, coal, lignite and other minerals in and under a 1,251.895 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to C. M. Pope, Jr., dated 06-12-1980 of record in Volume564 at Page 191, Deed Records of Freestone County, Texas; said lease being subsequently assigned to Exxon Corporation and 1/2 of the oil, gas and other minerals in a 880.61 acre tract was described as Tract 5 in the Bartlett Lease 09-15-1999) said tract being described in deed from  William R. Cady, et al to W. J. Tate in instrument dated 05-12-1948 of record in Volume 200 at Page 124, Deed Records of Freestone County, Texas.  Out of the total acreage 640 acres is included in the Indian Creek No. 2 Gas Unit described in a Unit Designation executed by SW Operating, Inc. dated 09-23-1985 of record in Volume 704 at Page 778, Deed Records of Freestone County, Texas.

22-48.  All of the oil, gas, coal, lignite and other minerals in and under a 1,225.9 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being 225.9 acres described as Third Tract in deed from Mercantile Trust Company, et al to TEXLAN, Inc. dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas and 1,000 acres of land, a part of the 3,007.35 acre tract of land described as Eighth Tract in deed from Mercantile Trust Company, et al to TEXLAN, Inc. dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas and being the same tract of land described in an Oil, Gas and Mineral Lease dated 02-25-1980 executed by William R. Cady, et al to Texas Oil and Gas Corporation of record in Volume 554 at Page 65, Deed Records of Freestone County, Texas.

23-49.  All the oil, gas, coal, lignite and other minerals in and under a 861.50 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described as Fifth Tract described in deed from Mercantile Trust Company, et al to TEXLAN, Inc. dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas

24-50.  All the oil, gas, coal, lignite and other minerals in and under a 25 acre tract of land located on the J. Y Aguilera Grant, A-2, in Freestone County, Texas, being described in a deed from the P. D. C. Ball Estate to George L. Cooper dated 09-12-1936 of record in Volume 144 at Page 545, Deed Records of Freestone County, Texas.

25-51.  An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 222.75 acre tract of land located on the J. Y Aguilera Grant, A-2, in Freestone County, Texas, being described in a deed from the P. D. C. Ball Estate to Roy DeFrance dated 09-12-1936 of record in Volume 194 at Page 560, Deed Records of Freestone County, Texas.

26-52.  An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 38.61 acre tract of land located on the J. Rionda Grant, A-25, in Freestone County, Texas, being described in a deed from the P. D. C. Ball Estate to F. R. Hill dated 01-05-1943 of record in Volume 166 at Page 206, Deed Records of Freestone County, Texas.

27-53.  An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 130.81 acre tract of land located on the J. Y Aguilera Grant, A-2, in Freestone County, Texas, being described in a deed from the P. D. C. Ball Estate to Colbert Shed, et al dated 12-22-1944 of record in Volume 175 at Page 332, Deed Records of Freestone County, Texas.

28-54.  All the oil, gas, coal, lignite and other minerals in and under a 29.50 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described in a deed from Mercantile Trust Company, et al to Hunter Bonner dated 10-13-1953 of record in Volume 246 at Page 261, Deed Records of Freestone County, Texas.

29-55.  All the oil, gas, coal, lignite and other minerals in and under a 525.5 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being out of the Southwest corner of the Third Tract in deed from Mercantile Trust Company, et al to TEXLAN, Inc. dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas and being further described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Exxon Corporation dated 06-06-1981 of record in Volume 591 at Page 162, Deed Records of Freestone County, Texas.

30-56.  All the oil, gas, coal, lignite and other minerals in and under a 151.39 acre tract of land located on the W. A. Black Survey and P.D.C. Ball Survey, both being junior surveys of the M. Rionda Grant, A-25, in Freestone County, Texas, being described in an Oil, Gas and Mineral Lease from Second Tract in an Oil, Gas and Mineral Lease executed by Frank E. Nulsen, et al to Eugene T. Etter dated 06-25-1957 of record in Volume 277 at Page 411, Deed Records of Freestone County, Texas which said 151.39 acre tract is described in a Declaration of Gas Unit executed by Watburn Oil Company dated 05-11-1961 of record in Volume 301 at Page 255, Deed Records of Freestone County, Texas. The unit tract applied to the oil and gas to the base of the Sub-Clarksville Formation.

31-57.  All the oil, gas, coal, lignite and other minerals in and under a 394.32 acre tract of land located on the W. A. Black Survey, a junior survey of the M. Rionda Grant, A-25, in Freestone County, Texas, being described as part of a  405.7 acre tract of land described in a Pooling Declaration executed on behalf of WATBURN OIL COMPANY - ET AL - P. D. C. BALL ESTATE GAS UNIT NO. 1-A - LESS AND EXCEPT a 10.75 acre tract of land described in a deed from P. D. C. BALL to Humble Pipe Line Company dated 05-29-1931 of record in Volume 116 at Page 503, Deed Records of Freestone County, Texas.   The unit tract applied to the oil and gas to the base of the Sub-Clarksville Formation.

32-58.  All the oil, gas, coal, lignite and other minerals in and under a 29.50 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described in a deed from N. L. Richardson, et ux to the P. D. C. Ball Estate dated 09-11-1935 of record in Volume 141 at Page 94, Deed Records of Freestone County, Texas and being further described in deed from the Mercantile Trust Company, et al to Hunter Bonner dated 10-13-1953 of record in Volume 246 at Page 261, Deed Records of Freestone County, Texas. Leased to Reserve Management 12-28-2004; 18 month primary term.

32-58.  (A) All oil, gas, coal, lignite and all and other minerals in and under a 323 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described as Tract D on Exhibit "B" to a Unit Designation dated 03-13-1984 executed by Exxon Corporation regarding the BARNEY L. CROUCH GAS UNIT #1 (Nan-Su Gail Field) of record in Volume 661 at Page 113, Deed Records of Freestone County, Texas.  See 20-46 above.

32-58.  (B) An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 102.75 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described as Tract C on Exhibit "B" to a Unit Designation dated 03-13-1984 executed by Exxon Corporation regarding the BARNEY L. CROUCH GAS UNIT #1 (Nan-Su Gail Field) of record in Volume 661 at Page 113, Deed Records of Freestone County, Texas as further described in a deed from William R. Cady, et al to George Creel dated 06-23-1948 of record in Volume 201 at Page 19, Deed Records of Freestone County, Texas.

32-58.  (C) An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 41.41 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described as Tract A on Exhibit "B" to a Unit Designation dated 03-13-1984 executed by Exxon Corporation regarding the BARNEY L. CROUCH GAS UNIT #1 (Nan-Su Gail Field) of record in Volume 661 at Page 113, Deed Records of Freestone County, Texas.

33-59.  All oil, gas, coal, lignite and all and other minerals in and under a 55.65 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described as Tract B on Exhibit "B" to a Unit Designation dated 10-13-1984 executed by Exxon Corporation regarding the WHEELOCK OIL COMPANY GAS UNIT #1 (Nan-Su Gail Field) of record in Volume 649 at Page 211, Deed Records of Freestone County, Texas, being amended in instrument dated 11-26-1984 of record in Volume 682 at Page 584, Deed Records of Freestone County, Texas.

34-60.  All of the oil, gas, coal, lignite and  other minerals in and under a 640 acre tract of land located on the M. Rionda Grant, A-25, and the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being described in that certain Oil, Gas an Mineral Lease executed by William R. Cady, et al to C. M. Pope, Jr., dated 06-12-1980 of record in Volume 564 at Page 191, Deed Records of Freestone County, Texas, as subsequently assigned to Exxon Corporation, all of which premises was included in a the INDIAN CREEK GAS UNIT #1 filed by SW Operating Company in an instrument dated 04-30-1985 record in Volume 689 at Page 315, Deed Records of Freestone County, Texas.

35-61.  All of the oil, gas, coal, lignite and  other minerals in and under a 640 acre tract of land located on the M. Rionda Grant, A-25, and the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being described in that certain Oil, Gas an Mineral Lease executed by William R. Cady, et al to C. M. Pope, Jr., dated 06-12-1980 of record in Volume 564 at Page 191, Deed Records of Freestone County, Texas, as subsequently assigned to Exxon Corporation, all of which premises was included in a the INDIAN CREEK GAS UNIT #2 filed by SW Operating Company in an instrument dated 09-23-1985 of record in Volume 704 at Page 778, Deed Records of Freestone County, Texas.

36-62.  All of the oil, gas, coal, lignite and  other minerals in and under a 679.86 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to Breck Operating Company, which premises is included in the BRECK OPERATING CORPORATION - PYLE - BALL #3 UNIT.

37-63.  All of the oil, gas, coal, lignite and  other minerals in and under a 284.50 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to Breck Operating Company, which premises is included in the BRECK OPERATING CORPORATION - BALL ESTATE UNIT.

38-64.  All of the oil, gas, coal, lignite and  other minerals in and under a 586.18 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to Breck Operating Company, which premises is included in the BRECK OPERATING CORPORATION - BALL ESTATE #3 UNIT.

39-65.  All of the oil, gas, coal, lignite and  other minerals in and under a 585.00 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to H. B. PYLE which premises is included in the H. B. PYLE - P. D. C. BALL ESTATE UNIT.

40-66.  All of the oil, gas, coal, lignite and  other minerals in and under a 478.71 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to  H. B. PYLE which premises is included in the H. B. PYLE - BALL GAS UNIT #2.  No Unit Designation has been filed by WISENBAKER PRODUCTION COMPANY but the P.D.C. BALL ESTATE WELL NO. 1 drilled to the Woodbine Formation is producing.  Wi

41-67.  All of the oil, gas, coal, lignite and  other minerals in and under a 520.53 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to JACK L. PHILLIPS, et al, which premises is included in the BALL ESTATE #2 UNIT.

42-68.  All of the oil, gas, coal, lignite and  other minerals in 15.24 acres of land out of a 701.754 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by Francis E. Nulsen, et al to Humble Oil & Refining Company dated 07-07-1955 of record in Volume 270 at Page 57, Deed Records of Freestone County, Texas, as subsequently assigned to JACK L. PHILLIPS and as further described in a Unit Designation for the NAN-SU GAIL GAS UNIT #1 in instrument executed by Jack L. Phillips to Ex Parte dated 09-24-1957 of record in Volume 274 at Page 520, Deed Records of Freestone County, Texas.

43-69.  All of the oil, gas, coal, lignite and  other minerals in 115.76 acres of land out of a 695.515 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas and Mineral Lease executed by Francis E. Nulsen, et al to Humble Oil & Refining Company dated 07-07-1955 of record in Volume 259 at Page 611, Deed Records of Freestone County, Texas, as subsequently assigned to JACK L. PHILLIPS and as further described in a Unit Designation for the NAN-SU GAIL GAS UNIT #2 in instrument executed by Jack L. Phillips to Ex Parte dated 08-07-1957 of record in Volume 277 at Page 468, Deed Records of Freestone County, Texas.

44-70.  All of the oil, gas, coal, lignite and  other minerals in 73.31 acres of land out of a 667.861 acre tract of land located on J. D. Dunbar Survey, a junior survey of the M. Rionda Grant, A-25, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas and Mineral Lease executed by Francis E. Nulsen, et al to Humble Oil & Refining Company dated 07-07-1955 of record in Volume 270 at Page 57, Deed Records of Freestone County, Texas, as subsequently assigned to LOYCE PHILLIPS and as further described in a Unit Designation for the NAN-SU GAIL GAS UNIT #3 in instrument executed by Jack L. Phillips to Ex Parte dated 09-24-1957 of record in Volume 278 at Page 378, Deed Records of Freestone County, Texas.

44-71.  All of the oil, gas, coal, lignite and  other minerals in 153.25 acres of land out of a 677.572 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas and Mineral Lease executed by Francis E. Nulsen, et al to Humble Oil & Refining Company dated 06-14-1957 of record in Volume 277 at Page 396, Deed Records of Freestone County, Texas, as subsequently assigned to JACK L. PHILLIPS and as further described in a Unit Designation for the NAN-SU GAIL GAS UNIT #4 in instrument executed by Jack L. Phillips to Ex Parte dated 07-03-1958 of record in Volume 283 at Page 53, Deed Records of Freestone County, Texas.  r

45-72.  All of the oil, gas, coal, lignite and  other minerals in 640 acres of land out of a tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, all of which is located in the BRECK OPERATING CORPORATION - RED LAKE GAS UNIT #1.

46-73.  All of the oil, gas, coal, lignite and  other minerals in 340.53 acres of land out of a 640 acre tract of land located on the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, located in the BRECK OPERATING CORPORATION - RED LAKE GAS UNIT #3.

45-74.  (A) An undivided 1/2 of all oil, gas and other minerals in 100 acres of land designated as Tract 1 in the Terry "C" Well No. 1, located on the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in a Unit Declaration executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in instrument dated 05-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

(B) An undivided 1/2 of all oil, gas and other minerals in 107 acres of land designated as Tract 2 in the Terry "C" Well No. 1, located on the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in a Unit Declaration executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in instrument dated 05-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

(C) An undivided 1/2 of all oil, gas and other minerals in 11.1 acres of land designated as Tract 4 in the Terry "C" Well No. 1, located on the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in a Unit Declaration executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in instrument dated 05-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

(D) An undivided 1/2 of all oil, gas and other minerals in 31.47 acres of land designated as Tract 6 in the Terry "C" Well No. 1, located on the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in a Unit Declaration executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in instrument dated 05-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

(E) All the oil, gas, coal, lignite and all other minerals in 318 acres of land designated as Tract 9 in the Terry "C" Well No. 1, located on the J. Y. Aguilera  Survey, A-2, in Freestone County, Texas, as described in a Unit Declaration executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in instrument dated 05-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.